EXHIBIT 10.10
                            PROMISSORY NOTE

Effective Date: July 1, 1996

1.  PARTIES
        "Borrower" means James H. Long, and the person's successors and assigns. "Lender" means Allstar Systems, Inc. and its successors and assigns.

2.  BORROWER'S PROMISE TO PAY; INTEREST
        In return for a loan received from Lender, Borrower promises to pay the principal sum of ONE HUNDRED SEVENTY THREE THOUSAND, TWO HUNDRED SIXTY EIGHT DOLLARS. (U.S. $173,268.00), plus interest, to the order of the Lender. Interest will be charged on the unpaid principal, from the date hereof, at the rate nine percent (9%) per annum until the full amount of the principal has been paid. Such interest shall be computed on the basis of a 360 day year consisting of twelve thirty day months.

3.  MANNER OF PAYMENT
    (A) TIME
        Borrower shall make five equal payments of principal and interest to lender on July 1st, 1997, 1998, 1999, 2000, and 2001. July 1, 2001 shall be the
"Maturity Date"
    (B) PLACE
        Payment shall be made at ALLSTAR SYSTEMS, INC., 6401 SOUTHWEST FREEWAY, HOUSTON, TEXAS 77074 or such other place as Lender may designate in writing by notice to the Borrower.

4.  BORROWER'S RIGHT TO PREPAY
    Borrower has the right to pay the debt evidenced by this Note, in whole or in part, without charge or penalty, on the first day of any month.

5.  BORROWER'S FAILURE TO PAY
    (A) LATE CHARGE FOR OVERDUE PAYMENTS
    If Lender has not received the full monthly payment required by the Security Instrument, as described in Paragraph 3 of this Note by the end of the fifteen calendar days after the payment is due, Lender may collect a late charge in the amount of FIVE PER CENT (5%) of the overdue amount of each payment.
    (B) DEFAULT
        If Borrower defaults by failing to pay in full any monthly payment, then Lender may require immediate payment in full of the principal balance remaining due and all accrued interest. Lender may choose not to exercise this option without waiving its rights in the event of any subsequent default
    (C) PAYMENT OF COSTS AND EXPENSES
        If Lender has required immediate payment in full, as described above, Lender may require Borrower to pay costs and expenses including reasonable and customary attorney's fees for enforcing this Note. Such fees and costs shall bear interest from the date of disbursement at the same rate as the principal of this Note.

6.  WAIVERS
        Borrower and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require Lender to demand payment of amounts due. "Notice of dishonor" means the right to require Lender to give notice to other persons that amounts due have not been paid.

9.  GIVING OF NOTICES
        Unless applicable law requires a different method, any notice that must be given to Borrower under this Note will be given by delivering it or mailing it by first class mail to Borrower at the property

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address above or at a different address if Borrower has given Lender a notice of
Borrower's different address.

        Any notice that must be given to Lender under this Note will be given by first class mail to Lender at the address stated in Paragraph 4(B) or at a different address if Borrower is given a notice of that different address.

10. OBLIGATIONS OF PERSONS UNDER THIS NOTE
        If more than one person signs this Note, each person is fully responsible and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a grantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. Lender may enforce its rights under this Note against each person individually or against all signatories together. Any one person signing this Note may be required to pay all of the amounts owed under this Note.

        BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Note.

        /s/ D.R. CHADWICK                   /s/ JAMES H. LONG
            D.R. Chadwick                       James H. Long
            Witness Signature                   Borrower Signature

        D. R. CHADWICK                      JAMES H. LONG
        Witness Name                        Borrower Name

        8/6/96                              8-6-96
        Date                                Date

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